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                                                                   Exhibit 10.40

                                                                  Execution Copy

                     MANAGEMENT LOCK-UP AND VOTING AGREEMENT

            MANAGEMENT LOCK-UP AND VOTING AGREEMENT dated as of April 9, 1997 among each of the persons named on Schedule I hereto (individually, a "Management Stockholders' and collectively, the "Management Stockholder"), SOURCE MEDIA, INC. (the "Company"), NORTHSTAR HIGH TOTAL RETURN FUND ("Northstar") and each of the investors named on Schedule II attached hereto (collectively, the "Pecks Investors" and, together with Northstar, individually, a "Note Purchaser" and collectively, the "Note Purchasers").

            The Note Purchasers have entered into an Amended and Restated Note Agreement, dated as of the date hereof (the "Note Agreement") with the Company and IT Network, Inc., a wholly-owned subsidiary of the Company ("IT;" and, together with the Company, the "Note Sellers") pursuant to which, among other things, each of the Note Purchasers have advanced funds to the Note Sellers in consideration for the issuance to the Note Sellers of certain secured promissory notes of the Note Sellers. Except as otherwise defined herein, all capitalized terms herein used will have the meanings ascribed thereto in the Note Agreement.

            As a condition precedent to the Note Purchasers entering into the Note Agreement with the Note Sellers and consummating the transactions contemplated thereby, and as an inducement to the Note Purchasers so to do, each of the Management Stockholders has entered into this Management Lock-Up and Voting Agreement governing certain matters with respect to the Management Shares (as hereinafter defined) owned by the Management Stockholders.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

            SECTION 1. Restrictions on Transfers of Management Shares. Each Management Stockholder agrees that for the period (the "Restricted Period") commencing on the date hereof and ending on the date that all of the obligations of whatever kind and nature of each of the Note Sellers under the Note Agreement, the Notes and the 1997 Security Documents have been paid and indefeasibly satisfied in full, such Management Stockholder will not, directly or indirectly, sell, transfer, assign, pledge, charge, mortgage, encumber, contract to sell, grant any option to purchase or otherwise dispose of or shift the economic effect of holding (each of the foregoing actions being hereinafter called a "Disposition") such Management Shares owned by such Management Stockholder so that, after giving effect to any and all Dispositions during the Restricted Period, such Management Stockholder
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owns of record and beneficially fewer than 90% of the greatest number of
Management Shares at any time so owned by such Management Stockholder during the Restricted Period other than as noted on Schedule III - Exceptions to Lock-Up.

            Notwithstanding the foregoing each Management Stockholder may carry out a Disposition of Management Shares owned by such Management Stockholder during the Restricted Period:

                  (a)   with the prior written consent of the Required
                        Holders; or

                  (b) if such Management Stockholder is a natural person, (i) by will or the laws of descent and distribution or (ii) by way of transfer or gift to such Management Stockholder's spouse or lineal descendants or (ii) to a trust created for the benefit of any one or more of the foregoing; provided however that any such transferee shall, as a condition to such transfer, agree in writing to be bound by all of the provisions of this Agreement to the same extent as if such transferee were the Management Stockholder transferring such shares; or

                  (c) if such Management Stockholder's Management Shares are held in a trust by way of distribution to one or more individual beneficiaries under said trust, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferees were the Management Stockholders and shall agree in writing to be so bound.

            Any Disposition in contravention of the provisions of this Agreement shall be null and void and shall not be given effect on the stock transfer records of the Company.

            For purposes of this Agreement, the term "Management Shares" shall include all shares of Common Stock or any and all rights to acquire shares of Common Stock now owned or hereafter acquired by a Management Stockholder, including, without limitation, shares of Common Stock described on Schedule I hereto as being subject to an option or other right of purchase and shares of Common Stock acquired by way of stock dividend, stock split, subdivision or shares of any securities of the Company issued in respect of or in exchange for shares of Common Stock.

            Notwithstanding anything to the contrary contained herein, a Management Stockholder shall cease to be bound by the


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terms of this Agreement at such time, and only for so long as, such Management
Stockholder ceases entirely to render any services to the Company or any of its Affiliates, whether as a director, officer, employee, consultant or otherwise.

            SECTION 2. Election of the Pecks Investors Designee. For so long as the number of shares of Common Stock owned of record and beneficially by the Pecks Investors or any Affiliates of the Pecks Investors is not fewer than 250,000 (appropriately adjusted to reflect stock splits and dividends and stock combinations after the date hereof and treating for purposes of this Section 2 shares of Common Stock issuable upon exercise of any Warrants held by the Pecks Investors or any Affiliates of the Pecks Investors as being owned of record and beneficially by such Pecks Investors or such Affiliates), each Management Stockholder shall vote all Management Shares owned of record or beneficially by such Management Stockholder or any other shares of Common Stock which at the time such Management Stockholder has the right (by proxy or otherwise) to vote (whether such vote (hereinafter "Vote" or, correlatively, "Voting") is cast at any regular or special meeting of stockholders of the Company or by an action by written consent signed by such Management Stockholder) in favor of, and otherwise shall use its best efforts and take all steps necessary and appropriate and legally within such Management Stockholder's power to cause, the election of each Pecks Investor Designee (and each replacement thereof proposed by the Pecks Investors) to the Board of Directors of the Company. Such steps on the part of each Management Stockholder shall include, but not be limited to, Voting all Management Shares owned of record or beneficially by such Management Stockholder in favor of all amendments to the Company's certificate of incorporation and by-laws as may be necessary to give effect to the provision of this Section 2.

            SECTION 3. Representations and Warranties. Each Management Stockholder represents and warrants to each Note Purchaser as follows:

            (a) The execution, delivery and performance of this Agreement by such Management Stockholder will not violate any provision of law, any order of any court or other agency of government, or any provision of any indenture, agreement or other instrument to which such Management Stockholder or any of such Management Stockholder's properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any hen, charge or encumbrance of any nature whatsoever upon any of the properties or assets of such Management Stockholder.


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            (b) This Agreement has been duly executed and delivered by such
Management Stockholder and constitutes the legal, valid and binding obligation of such Management Stockholder, enforceable against such Management Stockholder in accordance with its terms.

            (c) Each Management Stockholder owns, as of the date hereof, of record and beneficially, that number (and no more) of shares of Common Stock set opposite his name on Schedule I hereto, free and clear of any and all liens, pledges, security interests, claims, charges or other encumbrances of any kind whatsoever, except as so noted on Schedule I hereto.

            SECTION 4. Legend on Stock Certificates. Each certificate representing shares of Common Stock held by any Management Stockholder shall bear the following legend until such time as the securities represented thereby are no longer subject to the provisions hereof-

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A LOCK-UP AND VOTING AGREEMENT, DATED AS OF APRIL 9, 1997, BY AND AMONG SOURCE MEDIA, INC. (THE "COMPANY"), CERTAIN STOCKHOLDERS OF THE COMPANY AND THE OTHER PARTIES NAMED THEREIN. COPIES OF SUCH AGREEMENT

            MAY BE OBTAINED BY STOCKHOLDERS AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE COMPANY."

            The Company covenants that it shall keep a copy of this Agreement on file at the address listed below for the purpose of furnishing copies to the holders of record of shares of Common Stock.

            SECTION 5. Severability. If any part of this Agreement is held by a court of competent jurisdiction to be invalid, illegible or incapable of being enforced in whole or in part by reason of any rule of law or public policy, such part shall be deemed to be severed from the remainder of this Agreement for the purpose only of the particular legal proceedings in question and all other covenants and provisions of this Agreement shall in every other respect continue in full force and effect and no covenant or provision shall be deemed dependent upon any other covenant or provision.

            SECTION 6. Notices. Any notice or other communications required or permitted hereunder shall be deemed to be sufficient and received if contained in a written instrument delivered in person or by nationally recognized overnight courier or duly sent by first class certified mail, postage prepaid, or by telecopy addressed to such party at the address or telecopy number set forth below:

            (1) if to any of the Pecks Investors, to them at their addresses set forth on Schedule II hereto, as the case may be;


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                  with a copy to:

                        Willkie Farr & Gallagher
                        One Citicorp Center
                        153 East 53rd Street
                        New York, New York 10022-4669
                        Telecopier:       (212) 821-8111
                        Attention:        William J. Grant, Jr., Esq.

            (2)   if to Northstar, to:

                        Northstar Investment Management
                        Two Pickwick Plaza
                        Connecticut 06830
                        Telecopier:       (203) 862-8602
                        Attention: Thomas Ole Dial

                  with a copy to:

                        Reboul, MacMurray, Hewitt, Maynard & Kristol
                        45 Rockefeller Plaza
                        New York, New York 10111
                        Telecopier:       (212) 841-5725
                        Attention:        Charles D. Uniman, Esq.

                  (3)   if to the Company, to:

                        Source Media, Inc.
                        8140 Walnut Hill Lane
                        Suite 1000
                        Dallas, Texas 75231
                        Telecopier:       (214) 890-9132
                        Attention:        Michael G. Pate

                  with a copy to:

                        Thompson & Knight
                        1700 Pacific Avenue
                        Suite 3300
                        Dallas, Texas 75201
                        Telecopier:       (214) 969-1751
                        Attention:        Mark C. Gunnin

            (4) If to any Management Stockholders, to them at their addresses set forth on Schedule I hereto, as the case may be;

or, in any case, at such other address or telecopy number as shall have been furnished in writing by such party to the other parties hereto. All such notices, requests, consents and other communications shall be deemed to have been received (a) in the case of personal or courier delivery, on the date of such delivery, (b) in the case of mailing, on the fifth business day following the date of such mailing and (c) in the case of telecopy, when received.


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            SECTION 7. Entire Agreement, Modifications. This Agreement
constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified nor any provisions waived except in a writing signed by the Company and by each of the Management Stockholders who shall, at such time, be holders of Common Stock.

            SECTION 8. Counterparts. This Agreement may be executed in any number of Counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

            SECTION 9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.


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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                              SOURCE MEDIA, INC.



                              By:__________________________
                                 Michael G. Pate
                                    Chief Financial Officer
                                      and Treasurer



                              NORTHSTAR HIGH TOTAL RETURN FUND



                              By:__________________________
                                 Thomas Ole Dial
                                 Vice President



                              DELAWARE STATE EMPLOYEES'
                                 RETIREMENT FUND

                              By:  Pecks Management Partners Ltd.,
                                      its Investment Advisor


                              By:__________________________
                                 Robert J. Cresci
                                 Managing Director



                              DECLARATION OF TRUST FOR DEFINED
                              BENEFIT PLAN OF ZENECA HOLDINGS INC.

                              By:  Pecks Management Partners Ltd.,
                                      its Investment Advisor


                              By:__________________________
                                 Robert J. Cresci
                                 Managing Director

                              DECLARATION OF TRUST FOR DEFINED
                              BENEFIT PLAN OF ICI AMERICAN HOLDINGS INC.

                              By:  Pecks Management Partners Ltd.,
                                      its Investment Advisor


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                              By:__________________________
                                 Robert J. Cresci
                                 Managing Director



                              J.W. MCCONNELL FAMILY FOUNDATION

                              By:  Pecks Management Partners Ltd.,
                                      its Investment Advisor


                              By:__________________________
                                 Robert J. Cresci
                                 Managing Director


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                              MANAGEMENT STOCKHOLDERS



                              By:_________________________________________
                                          Timothy P. Peters



                              By:_________________________________________
                                          John J. Reed



                              By:_________________________________________
                                          Michael G. Pate



                              By:_________________________________________
                                          Maryann Walsh



                              By:_________________________________________
                                          William S. Bedford
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                                   SCHEDULE I
                             MANAGEMENT STOCKHOLDERS

                                                         Options to
                                                          Purchase
                                                           Common
                                          Rights to         Stock           Common
                              Common      Purchase       Exercisable         Stock
                              Stock        Common          within         Beneficially
                              Owned         Stock          60 days            Owned
                              -----       ---------      -----------      ------------
                                             (1)
TIMOTHY P. PETERS (2)         641,635     98,930          3,834           744,399
8140 Walnut Hill Lane
Suite 1000
Dallas, Texas 75230

JOHN J. REED (3)              193,965     24,687          3,377           224,045
8140 Walnut Hill Lane
Suite 1000
Dallas, Texas 75230

WILLIAM S. BEDFORD            467,437       --            3,377           470,814
8140 Walnut Hill Lane
Suite 1000
Dallas, Texas 75230

MICHAEL G. PATE                28,702       --           32,943            61,645
8140 Walnut Hill Lane
Suite 1000
Dallas, Texas 75230

MARYANN WALSH (4)             152,369      2,927           --             155,296
8140 Walnut Hill Lane
Suite 1000
Dallas, Texas 75230

(1) Stock which may be purchased pursuant to that certain Stock Purchase and Rights Agreement dated September 1, 1994 ("SPRA"). Stock may be purchased until September 1, 1997 at a per share price of approximately $8.35 per share.

(2) Excludes approximately 608,635 shares of common stock as to which Mr. Peters may, until September 1, 1997, exercise voting control on all matters presented to the stockholders of the Company, other than matters with respect to which the stockholders of the Company have dissenters' rights, pursuant to the SPRA. In addition, Mr. Peters has pledged certain of his shares as collateral against a margin loan.

(3) Mr. Reed has pledged certain of his shares as collateral against a note dated June 30, 1993, given by Mr. Reed to IT Network, Inc., as such note has been amended, and as collateral against a margin loan.

(4) Ms. Walsh has pledged certain of her shares as collateral against a margin loan.


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                                   SCHEDULE II

                                 PECKS INVESTORS


DELAWARE STATE EMPLOYEES' RETIREMENT FUND
c/o Pecks Management Partners, Ltd.
One Rockefeller Plaza Suite 900
New York, New York 10020
Telecopier:       (212) 332-1334
Attention: Robert J. Cresci

DECLARATION OF TRUST FOR DEFINED
BENEFIT PLAN OF ZENECA HOLDINGS INC.
c/o Pecks Management Partners, Ltd.
One Rockefeller Plaza Suite 900
New York, New York 10020
Telecopier:       (212) 332-1334
Attention: Robert J. Cresci

DECLARATION OF TRUST FOR DEFINED
BENEFIT PLAN OF ICI AMERICAN HOLDINGS INC.
c/o Pecks Management Partners, Ltd.
One Rockefeller Plaza
Suite 900
New York, New York 10020
Telecopier:       (212) 332-1334
Attention: Robert J. Cresci

J.W. MCCONNELL FAMILY FOUNDATION
c/o Pecks Management Partners, Ltd.
One Rockefeller Plaza
Suite 900
New York, New York 10020
Telecopier:       (212) 332-1334
Attention: Robert J. Cresci


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                                  SCHEDULE III

                              EXCEPTIONS TO LOCK-UP

A. For any of the Management Stockholders, Management Shares purchased after the date of the Closing (as such term is defined in the Note Agreement) and simultaneously pledged solely to secure a non-recourse note the proceeds of which had been used solely to purchase the Management Shares pledged;

B. For Mr. Reed those certain Management Shares pledged as collateral against a note dated June 30, 1993 given by Mr. Reed to IT Network, Inc., as such note has been amended, and as collateral against a margin loan;

C. For Mr. Peters, those certain Management Shares pledged as collateral against a margin loan;

D. For Ms. Walsh, those certain Management Shares pledged as collateral against a margin loan;

E. For Mr. Reed, Mr. Pate and Ms. Walsh, the greater of (i) 30,000 Management Shares or (ii) up to 10% of the greatest number of his/her respective Management Shares at any time so owned by him/her during the Restricted Period.


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